November 22, 2002


Markman MultiFund Trust
6600 France Avenue South, Suite 565
Edina, Minnesota 55435

         Re:      Acquisition of Assets of Markman Moderate Allocation Portfolio

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Markman Moderate Allocation Portfolio ("Target Fund") and Markman Total Return Portfolio ("Acquiring Fund") are each a series of Markman MultiFund Trust (the "Trust"), a Massachusetts business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the liabilities of Target Fund. Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization of the Trust with respect to Acquiring Fund and with respect to Target Fund dated as of September 30, 2002 (the "Reorganization Agreement") and on a prospectus/proxy statement to be dated November 25, 2002 and submitted to the Securities and Exchange Commission on or about November 25, 2002, which describes the proposed transactions, and on the information provided in such prospectus/proxy statement. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the liabilities of Target Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of Target Fund in liquidation of Target Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund.

         3. No gain or loss will be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

         4. The shareholders of Target Fund will recognize no gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

         5. The aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization.

         6. The holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares were held as a capital asset on the date of the Reorganization.

         7. The tax basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the tax basis of those assets to the Target Fund immediately prior to the Reorganization, and the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which those assets were held by Target Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.6 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                                  Very truly yours,

                                                  /s/SULLIVAN & WORCESTER LLP

                                                  SULLIVAN & WORCESTER LLP

                                                              November 22, 2002


Markman MultiFund Trust
6600 France Avenue South, Suite 565
Edina, Minnesota 55435

         Re:  Acquisition of Assets of Markman Conservative Allocation Portfolio

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Markman Conservative Allocation Portfolio ("Target Fund") and Markman Total Return Portfolio ("Acquiring Fund") are each a series of Markman MultiFund Trust (the "Trust"), a Massachusetts business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Reorganization"), Acquiring Fund will acquire all of the assets of Target Fund in exchange for shares of Acquiring Fund of equivalent value and the assumption of the liabilities of Target Fund. Target Fund will then liquidate and distribute all of the Acquiring Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Target Fund, in complete redemption of all outstanding shares of Target Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization of the Trust with respect to Acquiring Fund and with respect to Target Fund dated as of September 30, 2002 (the "Reorganization Agreement") and on a prospectus/proxy statement to be dated November 25, 2002 and submitted to the Securities and Exchange Commission on or about November 25, 2002, which describes the proposed transactions, and on the information provided in such prospectus/proxy statement. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Reorganization Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Target Fund and Acquiring Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Target Fund in exchange for shares of Acquiring Fund and assumption by Acquiring Fund of the liabilities of Target Fund followed by the distribution of said Acquiring Fund shares pro rata to the shareholders of Target Fund in liquidation of Target Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund.

         3. No gain or loss will be recognized by Target Fund upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the shareholders of Target Fund in exchange for their Target Fund shares.

         4. The shareholders of Target Fund will recognize no gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares in liquidation of Target Fund.

         5. The aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization.

         6. The holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares were held as a capital asset on the date of the Reorganization.

         7. The tax basis of the assets of Target Fund acquired by Acquiring Fund will be the same as the tax basis of those assets to the Target Fund immediately prior to the Reorganization, and the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which those assets were held by Target Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.6 of the Reorganization Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Reorganization and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                                Very truly yours,

                                                /s/SULLIVAN & WORCESTER LLP

                                                SULLIVAN & WORCESTER LLP

                                                              November 22, 2002


Markman MultiFund Trust
6600 France Avenue South, Suite 565
Edina, Minnesota 55435

          Re: Conversion of Markman Aggressive Allocation Portfolio to Markman Total Return Portfolio, each a Series of a Massachusetts Business Trust (Markman MultiFund Trust)
               -----------------------------------------------

Ladies and Gentlemen:

         You have asked for our opinion as to certain Federal income tax consequences of the transaction described below.

                           Parties to the Transaction

         Markman Aggressive Allocation Portfolio ("Original Fund") and Markman Total Return Portfolio ("Successor Fund") are each a series of Markman MultiFund Trust (the "Trust"), a Massachusetts business trust.

                       Description of Proposed Transaction

         In the proposed transaction (the "Conversion"), Successor Fund will acquire all of the assets of Original Fund in exchange for shares of Successor Fund of equivalent value and the assumption of the liabilities of Original Fund. Original Fund will then liquidate and distribute all of the Successor Fund shares which it holds to its shareholders pro rata in proportion to their shareholdings in Original Fund, in complete redemption of all outstanding shares of Original Fund, and promptly thereafter will proceed to dissolve.

                         Scope of Review and Assumptions

         In rendering our opinion, we have reviewed and relied upon the Agreement and Plan of Reorganization of the Trust with respect to Successor Fund and with respect to Original Fund (the "Conversion Agreement") dated September 30, 2002 which is enclosed in proxy materials to be dated November 25, 2002 and submitted to the Securities and Exchange Commission on or about November 25, 2002, which describes the proposed transaction, and on the information provided in such proxy materials. We have relied, without independent verification, upon the factual statements made therein, and assume that there will be no change in material facts disclosed therein between the date of this letter and the date of the closing of the transaction. We further assume that the transaction will be carried out in accordance with the Conversion Agreement.

                                 Representations

         Written representations, copies of which are attached hereto, have been made to us by the appropriate officers of Original Fund and Successor Fund, and we have without independent verification relied upon such representations in rendering our opinions.

                                    Opinions

         Based on and subject to the foregoing, and our examination of the legal authority we have deemed to be relevant, we have the following opinions:

         1. The transfer of all of the assets of Original Fund in exchange solely for shares of Successor Fund and assumption by Successor Fund of the liabilities of Original Fund followed by the distribution of said Successor Fund shares pro rata to the shareholders of Original Fund in liquidation of Original Fund will constitute a "reorganization" within the meaning of ss. 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and Successor Fund and Original Fund will each be "a party to a reorganization" within the meaning of ss. 368(b) of the Code.

         2. No gain or loss will be recognized by Successor Fund upon the receipt of the assets of Original Fund solely in exchange for Successor Fund shares and the assumption by Successor Fund of the liabilities of Original Fund.

         3. No gain or loss will be recognized to Original Fund upon the transfer of its assets to Successor Fund in exchange for Successor Fund shares and assumption by Successor Fund of the liabilities of Original Fund, or upon the distribution (whether actual or constructive) of such Successor Fund shares to the shareholders of Original Fund in exchange for their Original Fund shares.

         4. The shareholders of Original Fund will recognize no gain or loss upon the exchange of their Original Fund shares for Successor Fund shares in liquidation of Original Fund.

         5. The aggregate tax basis of the Successor Fund shares received by each Original Fund shareholder pursuant to the Conversion will be the same as the aggregate tax basis of the Original Fund shares held by such shareholder immediately prior to the Conversion.

         6. The holding period of the Successor Fund shares to be received by each Original Fund shareholder will include the period during which the Original Fund shares exchanged therefor were held by such shareholder, provided the Original Fund shares were held as a capital asset on the date of the Conversion.

         7. The tax basis of the assets of Original Fund acquired by Successor Fund will be the same as the tax basis of those assets to the Original Fund immediately prior to the Conversion, and the holding period of the assets of Original Fund in the hands of Successor Fund will include the period during which those assets were held by Original Fund.

         The foregoing opinions are based on the Code as in effect on the date hereof and administrative and judicial interpretations of it. No assurance can be given that the Code will not change or that such interpretations will not be revised or amended adversely, possibly with retroactive effect. This opinion letter is delivered to you in satisfaction of the requirements of Section 8.5 of the Conversion Agreement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement on Form N-14 relating to the Conversion and to use of our name and any reference to our firm in such Registration Statement or in the prospectus/proxy statement constituting a part thereof. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

                                               Very truly yours,

                                                /s/SULLIVAN & WORCESTER LLP

                                                SULLIVAN & WORCESTER LLP